Exhibit 10.26.6

AMENDMENT NO. 6

TO THE

SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT

BETWEEN

FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 6 (“Amendment”), effective as of March 31, 2011 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 1130 Kifer Road, Sunnyvale, CA 94086, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

In consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Agreement, Attachment V: Pricing and Royalty, after Section 2b (Map Compilation and Integration Services Fees), add the following new section:

“2c. Software Upgrade Fees. Provided Ford pays TeleNav software upgrade fees as mutually agreed upon between the parties, TeleNav will provide software upgrades for the Developed Software as specified in Attachment IV: Statement of Work [*****] and as specified in scope in the applicable [*****].

For purposes of this Amendment, the parties approve and agree to implement the requirements of Attachment VI as agreed pursuit to Amendment #2 to the Agreement and the [*****], attached hereto as Exhibit AA and incorporated by reference herein.

The fees associated with Attachment VI and the [*****] set forth in Exhibit AA shall be [*****].”

2.	Agreement, Attachment V: Pricing and Royalty, after Section 2b (Maintenance and Support Fees), add the following new section:

“3. Payment.

a. Additional NRE for Change Order No. 1. Effective [*****] and notwithstanding anything to the contrary in the Agreement, payment for the [*****] for Change Order No. 1 (from Amendment No. 1 to the Agreement dated August 10, 2010), will be made via a [*****] per SD Card on [*****], such increase to be applied against the Additional NRE until fully paid (provided that if such Additional NRE has not been fully paid by the end of the Initial Term, Buyer shall pay Supplier the remaining balance due of such NRE within [*****] of the end of the Initial Term). For purposes of clarification, except as modified herein, all other payment terms of Change Order No. 1 are ratified and confirmed by the parties hereto.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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b. Maintenance and Support Fees. Effective [*****], Section 2a (Maintenance and Support Fees) fees will be paid as set forth below:

1. For the period [*****] to [*****] the fees shall be paid [*****] by payment of the amount of [*****]. ; and

2. For the period [*****] to [*****] the Agreement, the fees shall be paid [*****] by payment of the amounts of [*****] for each [*****].

Ford shall have the right to terminate any Maintenance and Support Fee for any region or all regions at any time after the completion of the Initial Term by [*****] prior written notice prior to [*****].

c. Map Compilation and Integration Services Fees. Effective [*****], Section 2b (Map Compilation and Integration Services Fees) fees will be made via the payment of fees as set forth below, such [*****] to be applied to Section 2b fees, until fully paid (provided that if such Section 2b fees have not been fully paid by the end of the Initial Term, Buyer shall pay Supplier the remaining balance due of such fees within [*****] of the end of the Initial Term).

The additional fees shall be as follows:

1. For model year [*****] Ford will not implement the [*****] and instead the [*****] per SD Card quoted for this item shall be attributed to the payment of the Section [*****] fees; and

2. For model year [*****] Ford will add a [*****] per SD Card fee which shall be attributed to the payment of the Section [*****] fees.”

3.	Agreement, Attachment V: Pricing and Royalty, after Section 1 (TeleNav License Fee per SD Card) based on [*****] add the following new section d:

“Notwithstanding the License Fees set forth in the chart set forth in Section 1:

1. For model year [*****], the License Fee per SD Card (does not include SD Card) shall be [*****];

2. For model year [*****] the License Fee per SD Card shall be [*****] of which [*****] shall be attributed to the payment of the Section [*****] fees until fully paid

(provided that if the foregoing Section 2c fees have not been fully paid by the end of the Initial Term, Buyer shall pay Supplier the remaining balance due of such fees within [*****] of the end of the Initial Term).”

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.	Agreement, Attachment V: Pricing and Royalty, Section 3, delete the pricing matrices located under “[*****]” and it replace with the following two new pricing matrices:

[*****]

Content	Price
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Total	[*****]

[*****]

Content	Price
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Total:	[*****]

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY		TELENAV, INC.

By:	/s/ Melissa Sheahan	By:	/s/ Douglas S. Miller
	(Signature)		(Signature)

Name:	Melissa Sheahan	Name:	Douglas S. Miller
	(Printed Name)		(Printed Name)

Title:	Software Buyer	Title:	Chief Financial Officer

Date:	March 31, 2011	Date:	3/31/11

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EXHIBIT AA

[*****]

[*****]

	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****] [*****] [*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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